Consolidated Financial Statements
(Unaudited)

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2009

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Financial Statements
(Unaudited)

March 31, 2009

Contents

Performance Summary	1
Consolidated Portfolio Asset Allocation	2

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12
Consolidated Schedule of Changes in Investments in Affiliates	25

Supplemental Information

Consolidating Statement of Assets and Liabilities	26
Consolidating Statement of Operations	27

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Fund Inception (July 31, 2006) through March 31, 2009

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)				IRR (2)
					Annualized
	2006*	2007	2008	2009**	Inception-to-Date
Special Value Continuation Fund	8.2%	9.2%	-48.8%	-13.4%	-17.8%

Merrill Lynch US High Yield Index	7.3%	2.2%	-26.2%	5.3%	-5.9%

S&P 500 Total Return Index	12.0%	5.5%	-37.0%	-11.0%	-14.3%

*   Period from inception (July 31, 2006) through December 31, 2006
** Year to date

Past performance of Special Value Continuation Fund, LLC (the "Company") is not a guarantee of future performance.  Company returns are net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees.

(1) Return on equity (net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation

March 31, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Data Processing, Hosting, and Related Services	14.3%
Other Electrical Equipment and Component Manufacturing	13.8%
Telecom Wireline	12.7%
Satellite Telecommunications	10.5%
Nonferrous Metal (except Aluminum) Production and Processing	8.9%
Architectural, Engineering, and Related Services	6.8%
Other Information Services	5.9%
Communications Equipment Manufacturing	4.3%
Semiconductor and Other Electronic Component Manufacturing	3.3%
Industrial Machinery Manufacturing	2.0%
Offices of Real Estate Agents and Brokers	1.5%
Other Amusement and Recreation Industries	1.5%
Motor Vehicle Manufacturing	1.4%
Grocery Stores	0.9%
Depository Credit Intermediation	0.7%
Plastics Product Manufacturing	0.3%
Computer and Peripheral Equipment Manufacturing	0.2%
Electric Power Generation, Transmission and Distribution	0.1%
Nondepository Credit Intermediation	0.1%
Radio and Television Broadcasting	0.1%
Support Activities for Air Transportation	0.1%
Couriers and Express Delivery Services	0.0%
Management, Scientific, and Technical Consulting Services	0.0%
Other General Merchandise Stores	0.0%
Securities and Commodity Contracts Intermediation and Brokerage	0.0%
Tobacco Manufacturing	0.0%
Cash and Cash Equivalents	10.6%

Total	100.0%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

March 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $310,304,890)	$168,156,442
Controlled companies (cost $36,430,813)	12,666,130
Other affiliates (cost $123,890,068)	120,557,067
Total investments (cost $470,625,771)	301,379,639

Cash and cash equivalents	35,879,516
Accrued interest income:
Unaffiliated issuers	1,738,099
Controlled companies	11,604
Other affiliates	54,068
Deferred debt issuance costs	2,349,814
Receivable for investment securities sold	4,349,684
Prepaid expenses and other assets	177,977
Total assets	345,940,401

Liabilities
Credit facility payable	29,000,000
Payable for investment securities purchased	11,653,203
Management and advisory fees payable	565,599
Interest payable	62,162
Unrealized depreciation on swaps	35,925
Payable to affiliate	70,728
Accrued expenses and other liabilities	554,416
Total liabilities	41,942,033

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares
issued and outstanding	23,500
Accumulated dividends on Series Z preferred stock	480
Total Series Z preferred stock	23,980

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	402,659
Total preferred limited partner interests	134,402,659

Minority interest
General partner interest in Special Value Continuation Partners, LP	-

Net assets applicable to common shareholders	$169,571,729

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares
issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,767,103
Accumulated net investment income	3,238,125
Accumulated net realized losses	(29,092,820)
Accumulated net unrealized depreciation	(169,340,618)
Accumulated dividends to Series Z preferred shareholders	(480)
Net assets applicable to common shareholders	$169,571,729

Common stock, NAV per share	$404.75

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (56.49%)
Bank Debt (36.97%) (1)
Communications Equipment Manufacturing (4.34%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $18,649,294)	$19,839,674	$14,641,680	4.34%

Computer and Peripheral Equipment Manufacturing (0.19%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $1,184,611)	$1,316,234	644,955	0.19%

Data Processing, Hosting, and Related Services (10.59%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 5.75%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,010,152) (4)	$9,194,033	7,079,405	2.10%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 10.25%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $14,379,238) (4)	$14,598,211	11,021,649	3.27%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,631,130) (4)	$5,631,130	4,552,769	1.35%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,819,686) (4)	$14,901,563	13,064,945	3.87%
Total Data Processing, Hosting, and Related Services		35,718,768

Electric Power Generation, Transmission and Distribution (0.07%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $1,885,234) (3)	$23,218,324	229,161	0.07%

Motor Vehicle Manufacturing (1.38%)
General Motors Corporation, Revolver, LIBOR + 2.50%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $13,667,603)	$15,000,000	4,648,853	1.38%

Offices of Real Estate Agents and Brokers (1.04%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $9,720,000)	$13,000,000	3,510,000	1.04%

Other Electrical Equipment and Component Manufacturing (2.10%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $7,887,625) (2), (4)	$7,887,625	7,079,144	2.10%

Radio and Television Broadcasting (0.11%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $681,770)	$749,198	297,806	0.09%
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $180,370)	$198,208	78,788	0.02%
Total Radio and Television Broadcasting		376,594

Satellite Telecommunications (8.62%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash
+ 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $13,841,169) (4)	$13,774,748	13,086,011	3.88%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 8.5% Cash
+ 7.25% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $17,457,913) (4)	$17,870,204	15,981,323	4.74%
Total Satellite Telecommunications		29,067,334

Semiconductor and Other Electronic Component Manufacturing (3.33%)
Celerity, Inc., Senior Secured Notes, LIBOR + 12%, due 11/30/09
(Acquired 4/15/08 , Amortized Cost $21,650,419) (3)	$21,687,540	10,864,440	3.22%
Celerity, Inc., Senior Second Lien Secured Convertible Notes, 12% PIK, due 12/31/09
(Acquired 4/15/08, Amortized Cost $7,316,697) (3)	$7,316,697	365,835	0.11%
Total Semiconductor and Other Electronic Component Manufacturing		11,230,275

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued) (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Telecom Wireline (5.20%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan
6.25 Cash + 1% PIK, due 12/31/12
(Acquired 4/24/08, Amortized Cost $703,006)	$899,616	$267,636	0.08%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	1,446,813	0.43%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,896,458)	$4,896,458	871,569	0.26%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $10,968,015) (2), (4)	$11,278,165	6,919,154	2.05%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,281,636) (2), (4)	$8,281,636	6,741,252	2.00%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Netherlands) (9), (4)	€1,538,600	1,273,134	0.38%
Total Telecom Wireline		17,519,558

Total Bank Debt (Cost $188,283,891)		124,666,322

Other Corporate Debt Securities (19.52%)

Architectural, Engineering, and Related Services (1.75%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK due 3/31/15 (2), (4)	$6,162,958	5,897,951	1.75%

Couriers and Express Delivery Services (0.03%)
Federal Express, Fixed Rate Notes, 5.5%, due 8/15/09	$100,000	101,101	0.03%

Data Processing, Hosting, and Related Services (2.47%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09 (2), (10)	$1,201,288	1,141,824	0.34%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13 (2), (10)	$8,518,477	7,198,113	2.13%
Total Data Processing, Hosting, and Related Services		8,339,937

Depository Credit Intermediation (0.06%)
Citigroup FNDG, Floating Note, LIBOR, Due 4/23/09	$100,000	99,471	0.03%
Wells Fargo & Company, Senior Unsecured Notes, 3.55175%, due 5/1/09	$100,000	103,293	0.03%
Total Depository Credit Intermediation		202,764

Grocery Stores (0.85%)
Kroger Co, 7.25% Notes, due 6/01/2009	$200,000	201,048	0.06%
Safeway Inc Sr Unsecured Notes, 7.5%, due 9/15/09	$2,600,000	2,651,116	0.79%
Total Grocery Stores		2,852,164

Industrial Machinery Manufacturing (1.97%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $ 6,738,771) (5)	$7,778,000	6,642,412	1.97%

Management, Scientific, and Technical Consulting Services (0.03%)
IBM, Senior Unsecured Notes, 4.25%, due 9/15/09	$100,000	101,510	0.03%

Nondepository Credit Intermediation (0.15%)
American Express, Senior Unsecured Notes, 4.75%, due 6/17/09	$100,000	100,171	0.03%
Fannie Mae, Notes, 5.125%, due 7/13/09	$100,000	101,051	0.03%
Federal Farm Credit Bank, Fixed Notes, 5.25%, due 8/3/09	$100,000	101,298	0.03%
Federal Home Loan Bank, Notes, 4.75%, due 4/24/09	$100,000	100,220	0.03%
Freddie Mac, Notes,3.375%, due 4/15/09	$100,000	100,080	0.03%
Total Nondepository Credit Intermediation		502,820

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued) (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Other General Merchandise Stores (0.03%)
Walmart, Senior Unsecured Notes, 6.875%, due 8/10/09	$100,000	$101,944	0.03%

Offices of Real Estate Agents and Brokers (0.40%)
Realogy Corporation, Senior Note, 10.5%, due 4/15/14	$1,965,000	550,986	0.16%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	811,712	0.24%
Total Offices of Real Estate Agents and Brokers		1,362,698

Plastics Product Manufacturing (0.28%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (3)	$13,477,000	950,802	0.28%

Securities and Commodity Contracts Intermediation and Brokerage (0.03%)
Goldman Sachs Group Inc. Senior Unsecured FRN, LIBOR + 0.09%, due 6/23/09	$100,000	98,720	0.03%

Tobacco Manufacturing (0.03%)
Philip Morris, Senior Unsecured Notes, 7.5%, due 7/16/09	$115,000	116,556	0.03%

Other Amusement and Recreation Industries (1.42%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,025,305) (3), (5)	$44,090,666	4,805,883	1.42%

Other Information Services (5.52%)
IRI Holdco (RW), LLC Note Receivable, 8%, due 2/12/11
(Acquired 10/31/08, Cost $18,336,377) (4), (5)	19,797,911	18,629,834	5.52%

Telecom Wireline (4.50%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $20,949,884) - (Netherlands) (4), (5), (9)	€15,156,885	15,172,610	4.50%

Total Other Corporate Debt Securities (Cost $127,743,558)		65,879,706

Total Debt Investments (Cost $316,027,449)		190,546,028

Equity Securities (32.86%)
Architectural, Engineering, and Related Services(5.02%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782) (2), (3), (5), (6), (8)	88,670	12,421,754	3.68%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $4,502,521) (2), (4), (3), (5), (6),	40,618	4,502,399	1.33%
Total Architectural, Engineering, and Related Services		16,924,153

Data Processing, Hosting, and Related Services (1.28%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	4,326,193	1.28%

Depository Credit Intermediation (0.59%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	1,982,800	0.59%

Industrial Machinery Manufacturing (0.06%)
GSI Group Inc. Common Shares
(Acquired 8/20/08, Amortized Cost $ 1,136,228) (3), (5)	216,987	206,138	0.06%

Nonferrous Metal (except Aluminum) Production and Processing (8.90%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (4), (5), (6)	1,979,441	30,018,223	8.90%

Other Electrical Equipment and Component Manufacturing (11.73%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (4), (5), (6), (7)	1,312,720	39,571,944	11.73%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued) (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Equity Securities (continued)
Other Information Services (0.31%)
IRI Holdco (RW), LLC Warrants to Purchase IRI Preferred Stock
(Acquired 10/31/08, Cost $1,170,407) (3), (4), (5)	4,063,913	$1,056,618	0.31%

Plastics Product Manufacturing (0.00%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (13)	422	-	0.00%
Pliant Corporation, 13% PIK, Preferred Stock (3)	5,570,318	-	0.00%
Total Plastics Product Manufacturing		-

Satellite Telecommunications (1.85%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (4), (5)	51,896	6,232,710	1.85%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (3), (5)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.07%)
Alabama Aircraft Industries, Inc., Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	233,783	0.07%

Telecom Wireline (3.05%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (5), (6), (12)	10,890,068	7,405,246	2.20%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) - (Caymans Islands) (3), (4), (5), (9)	2,455,500	2,875,802	0.85%
Total Telecom Wireline		10,281,048

Total Equity Securities (Cost $154,598,322)		110,833,611

Total Investments (Cost $470,625,771) (11)		301,379,639

Cash and Cash Equivalents (10.65%)
Cash Denominated in Foreign Currencies (Cost $339,408)	€213,542	282,943	0.08%
Toyota Motor Credit Corp., Commercial Paper, 0.18%, due 4/01/09	$1,000,000	1,000,000	0.30%
Toyota Motor Credit Corp., Commercial Paper, 0.20%, due 4/06/09	$12,000,000	11,999,667	3.56%
US Treasury Bill, matures 5/14/09	$9,000,000	8,998,603	2.67%
Wells Fargo, Commercial Paper, 0.25%, due 4/1/09	$1,500,000	1,500,000	0.45%
Cash Held on Account at Various Institutions	$12,098,303	12,098,303	3.60%
Total Cash and Cash Equivalents		35,879,516

Total Cash and Investments		$337,259,155	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued) (Unaudited)

March 31, 2009

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Priced by an independent third party pricing service.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Priced by Investment Manager.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $6,098,881 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced using the closing price per Pink Sheets.

(13)
The Company may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $11,081,489 and $28,592,539 respectively.
Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2009 was $280,750,672, or 83.3% of total cash and investments of the Company.

Swaps at March 31, 2009 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$12,081,888	$(35,925)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Three Months Ended March 31, 2009

Investment income
Interest income:
Unaffiliated issuers	$4,390,033
Controlled companies	312,978
Other affiliates	1,046,126
Other income:
Other affiliates	9,111
Total investment income	5,758,248

Operating expenses
Management and advisory fees	1,696,797
Amortization of deferred debt issuance costs	108,564
Interest expense	100,439
Commitment fees	53,715
Legal fees, professional fees and due diligence expenses	49,303
Director fees	46,250
Insurance expense	25,284
Custody fees	24,507
Other operating expenses	149,480
Total expenses	2,254,339

Net investment income	3,503,909

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	(5,585,940)
Investments in affiliated issuers	(4,128,345)
Foreign currency transactions	74,692
Net realized loss	(9,639,593)

Net change in net unrealized appreciation/depreciation on:
Investments	(19,511,049)
Foreign currency	(80,442)
Net change in unrealized appreciation/depreciation	(19,591,491)
Net realized and unrealized loss	(29,231,084)

Dividends paid on Series A preferred equity facility	(1,217,018)
Net change in accumulated dividends on Series A preferred equity facility	770,809
Net change in reserve for dividends to Series Z preferred shareholders	(464)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(26,173,848)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Three Months Ended	Year Ended
	March 31, 2009	December 31, 2008

Net assets applicable to common shareholders, beginning of period	$195,745,577	$392,541,013

Net investment income	3,503,909	22,519,973
Net realized loss on investments and foreign currency	(9,639,593)	(22,817,266)
Net change in unrealized appreciation/depreciation on
investments and foreign currency	(19,591,491)	(186,457,070)
Net change in undistributed earnings of minority interestholder	-	3,149,915
Dividends on Series A preferred equity facility	(1,217,018)	(5,953,838)
Net change in accumulated dividends on Series A preferred
equity facility	770,809	764,735
Dividends to Series Z preferred shareholders from net
investment income	-	(4,542)
Net change in reserve for dividends to Series Z preferred
shareholders	(464)	2,657
Net decrease in net assets applicable to common shareholders
resulting from operations	(26,173,848)	(188,795,436)

Distributions to common shareholders from:
Net investment income	-	(8,000,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of $3,238,125
and $180,425, respectively)	$169,571,729	$195,745,577

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2009

Operating activities
Net decrease in net assets applicable to common shareholders resulting
from operations	$(26,173,848)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	9,639,593
Net change in unrealized depreciation on investments	19,511,049
Dividends paid on Series A preferred equity facility	1,217,018
Net change in accumulated dividends on Series A preferred equity facility	(770,809)
Net change in reserve for dividends to Series Z preferred shareholders	464
Accretion of original issue discount	(40,937)
Accretion of market discount	(1,973)
Income from paid in-kind capitalization	(3,225,352)
Amortization of deferred debt issuance costs	108,564
Changes in assets and liabilities:
Purchases of investments	(7,856,137)
Proceeds from sales, maturities and paydowns of investments	28,592,539
Decrease in accrued interest income-unaffiliated issuers	1,688,115
Decrease in accrued interest income-controlled companies	706
Decrease in accrued interest income-other affiliates	451,366
Decrease in dividends receivable	2,137,796
Increase in receivable for investments sold	(4,349,684)
Increase in prepaid expenses and other assets	(103,884)
Increase in payable for investments purchased	10,953,313
Decrease in interest payable	(613,043)
Decrease in management and advisory fees payable	(125,000)
Decrease in payable to affiliate	(34,115)
Increase in accrued expenses and other liabilities	27,452
Net cash provided by operating activities	31,033,193

Financing activities
Principal repayments on credit facility	(5,000,000)
Dividends paid on Series A preferred equity facility	(1,217,018)
Net cash used in financing activities	(6,217,018)

Net increase in cash and cash equivalents	24,816,175
Cash and cash equivalents at beginning of period	11,063,341
Cash and cash equivalents at end of period	$35,879,516

Supplemental cash flow information:
Interest payments	$713,482
See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

March 31, 2009

1.  Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partner interests.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.  Investment operations commenced and initial funding was received on July 31, 2006.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

1.  Organization and Nature of Operations (continued)

Directors consist of three persons, two of whom are independent.  If the Company has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of the common shares and preferred limited interests voting together as a single class.

Company Structure

Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $116 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership and $23,500 in Series Z preferred shares of the Company.  The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At March 31, 2009, the Partnership had 6,700 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

1.  Organization and Nature of Operations (continued)

by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2009, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of March 31, 2009, the consolidated results of its operations and its consolidated cash flows for the three months then ended, and the consolidated changes in net assets for the three months then ended and for the year ended December 31, 2008.  The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility.  Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

On January 1, 2008, the Company and the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which defines fair value, expands disclosures about fair value measurements, and establishes a hierarchy that prioritizes the inputs used to measure fair value.  The adoption of FAS 157 did not have  a material impact on the financial statements of the Company or the Partnership. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At March 31, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$206,138
2	Other observable market inputs*	44,634,113
3	Independent third-party pricing sources that employ significant unobservable inputs	239,082,590
3	Internal valuations with significant unobservable inputs	17,456,798

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended March 31, 2009 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$268,078,662	$48,236,979
Net realized and unrealized gains (losses)	(17,175,999)	(6,452,829)
Net acquisitions and dispositions	(14,162,126)	-
Net transfers into (out of) category	2,342,053	(24,327,352)
Ending balance	$239,082,590	$17,456,798

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(13,045,727)	$(6,452,829)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At March 31, 2009, the Partnership held foreign currency denominated investments with an aggregate fair value of approximately 5.7% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at March 31, 2009 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swaps and forward currency transactions.  All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Gains from swaps during the three months ended March 31, 2009 were included in the Statement of Operations as follows:

Instrument	Location	Gains
Cross currency basis swaps	Net change in net unrealized depreciation on investments	$505,805

Valuations of swap transactions at March 31, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(35,925)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded at disposition to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of March 31, 2009, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences.  Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at March 31, 2009 were as follows:

Unrealized appreciation	$25,179,933
Unrealized depreciation	(194,461,990)
Net unrealized depreciation	$(169,282,057)

Cost of investments	$470,625,771

Dividends to holders of the Series A Preferred are treated as ordinary income for federal tax purposes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Allocations and Distributions

Common distributions are generally based on the estimated taxable earnings of the Company, and are recorded on the ex-dividend date.  Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders.

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of March 31, 2009, the Company had distributed $108,800,000 to the common shareholders since inception.

The Series Z share dividend rate is fixed at 8% per annum.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital during the three months ended March 31, 2009 was approximately $678.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $166 million of debt commitments.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46,400,000 in borrowings are outstanding.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges.  Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian.  These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications.  The maximum exposure of the Company and the Partnership under these arrangements is unknown.  However, the Company and the Partnership expect the risk of loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $2.6 million at March 31, 2009.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of March 31, 2009.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

9.  Financial Highlights

	Three Months Ended			July 31, 2006
	March 31, 2009	Year Ended December 31,		(Inception) to
	(Unaudited)	2008	2007	December 31, 2006

Per Common Share
Net asset value, beginning of year	$467.22	$936.95	$1,036.13	$1,000.00

Investment operations:
Net investment income	8.36	53.75	166.54	48.14
Net realized and unrealized loss on investments and
foreign currency	(69.77)	(499.51)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	-	-	(29.74)	(7.98)
Net realized gains	-	-	(17.76)	(3.39)
Returns of capital	-	-	(1.30)	-
Net change in undistributed earnings of minority
interest holder	-	7.52	24.89	(9.10)
Dividends on Series A preferred equity facility	(2.90)	(14.21)	(19.96)	(3.38)
Net change in accumulated dividends on Series A
preferred equity facility	1.84	1.82	0.35	(4.98)
Dividends to Series Z preferred shareholders from:
Net investment income	-	(0.01)	-	-
Net change in reserve for dividends to Series Z preferred
shareholders	-	0.01	-	-

Total from investment operations	(62.47)	(450.63)	94.29	81.58

Distributions to common shareholders from:
Net investment income	-	(19.10)	(117.36)	(31.90)
Net realized gains	-	-	(71.03)	(13.55)
Returns of capital	-	-	(5.08)	-
Total distributions to common shareholders	-	(19.10)	(193.47)	(45.45)

Net asset value, end of year	$404.75	$467.22	$936.95	$1,036.13

Return on invested assets (1), (2)	(7.2%)	(31.7%)	11.7%	8.4%

Gross return to common shareholders (1)	(13.3%)	(49.3%)	11.4%	10.3%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP (1)	0.0%	0.5%	(2.2%)	(2.1%)
Return to common shareholders (1), (3)	(13.3%)	(48.8%)	9.2%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2009

9.  Financial Highlights (continued)

	Three Months Ended			July 31, 2006
	March 31, 2009	Year Ended December 31,		(Inception) to
	(Unaudited)	2008	2007	December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common
shareholders	$169,571,729	$195,745,577	$392,541,013	$434,092,909
Net investment income / average
common shareholder equity (4), (5), (6)	7.7%	6.9%	12.8%	10.4%

Operating expenses and General Partner allocation /
average common shareholder equity
Operating expenses (4), (6)	4.9%	4.5%	4.6%	5.7%
General Partner allocation (1)	-	(1.0%)	2.3%	2.0%
Total expenses and General Partner allocation	4.9%	3.5%	6.9%	7.7%

Portfolio turnover rate (1), (7)	3.4%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$29,833,333	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate	1.1%	3.7%	5.8%	5.8%
Weighted-average number of shares	418,956	418,956	418,956	418,956
Average debt per share	$71.21	$295.67	$387.77	$401.69

Annualized Inception-to-Date Performance Data as of December 31, 2008:

Return on common shareholder equity (3)	(21.4%)
Return on invested assets (2)	(9.4%)
Internal rate of return to common shareholder equity (8)	(17.8%)

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of income and expense allocation to the minority interestholder.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends on the preferred equity facility of the Partnership, allocation to General Partner, and fund expenses, including financing costs and management fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Three Months Ended March 31, 2009

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$4,971,987	$-	$-	$4,326,193
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,081,614	-	-	1,141,824
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK,
due 3/12/13	7,259,224	-	-	7,198,113
EaglePicher Corporation, 1st Lien Tranche B Term Loan
LIBOR + 4.5%, due 12/31/12	6,946,821	-	-	7,079,144
EaglePicher Corporation, 2nd Lien Term Loan
LIBOR + 7.5%, due 12/31/13	5,862,500	-	(5,862,500)	-
EaglePicher Holdings, Inc., Common Stock	40,057,651	-	-	39,571,944
ESP Holdings, Inc., 1st Lien Revolver
LIBOR + 4.5%, due 06/30/09	79,263	-	(79,263)	-
ESP Holdings, Inc., 1st Lien Term Loan
LIBOR + 4.5%, due 6/30/09	1,244,052	-	(1,244,052)	-
ESP Holdings, Inc., 2nd Lien Term Loan
LIBOR + 10%, due 9/12/14	15,187,920	-	(15,187,920)	-
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	5,479,440	-	-	5,897,951
ESP Holdings, Inc., Common Stock	18,169,132	-	-	12,421,754
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,283,853	-	-	4,502,399
International Wire Group, Inc., Common Stock	36,461,303	-	-	30,018,223
Interstate Fibernet, Inc., 1st Lien Term Loan,
LIBOR + 4%, due 7/31/13	8,189,645	-	-	6,919,154
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note,
LIBOR + 7.5%, due 7/31/14	6,360,297	-	-	6,741,252
Interstate Fibernet, Inc., Common Stock	5,445,034	-	-	7,405,246

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities

March 31, 2009

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$168,156,442	$-	$168,156,442
Investment in subsidiary	169,815,259	-	(169,815,259)	-
Controlled companies	-	12,666,130	-	12,666,130
Other affiliates	-	120,557,067	-	120,557,067
Total investments	169,815,259	301,379,639	(169,815,259)	301,379,639

Cash and cash equivalents	2,217	35,877,299	-	35,879,516
Accrued interest income	-	1,803,771	-	1,803,771
Dividends receivable	-	4,349,684	-	4,349,684
Deferred debt issuance costs	-	2,349,814	-	2,349,814
Receivable from parent	-	106,694	(106,694)	-
Prepaid expenses and other assets	84,510	93,467	-	177,977
Total assets	169,901,986	345,960,368	(169,921,953)	345,940,401

Liabilities
Credit facility payable	-	29,000,000	-	29,000,000
Payable for investment securities purchased	-	11,653,203	-	11,653,203
Management and advisory fees payable	-	565,599	-	565,599
Interest payable	-	62,162	-	62,162
Unrealized depreciation on swaps	-	35,925	-	35,925
Payable to subsidiary	106,694	-	(106,694)	-
Payable to affiliate	-	70,728	-	70,728
Accrued expenses and other liabilities	199,583	354,833	-	554,416
Total liabilities	306,277	41,742,450	(106,694)	41,942,033

Preferred stock
Series Z preferred stock	23,500	-	-	23,500
Accumulated dividends on Series Z preferred stock	480	-	-	480
Total preferred stock	23,980	-	-	23,980

Preferred equity facility
Series A preferred limited partner interests	-	134,000,000	-	134,000,000
Accumulated dividends on Series A preferred equity facility	-	402,659	-	402,659
Total preferred limited partner interests	-	134,402,659	-	134,402,659

Minority interests
General partner interest in Special Value Continuation Partners, LP	-	-	-	-

Net assets	$169,571,729	$169,815,259	$(169,815,259)	$169,571,729

Composition of net assets
Common stock	$419	$-	$-	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,767,103	-	-	364,767,103
Paid-in capital	-	358,636,781	(358,636,781)	-
Distributable earnings	(195,195,313)	(188,821,522)	188,821,522	(195,195,313)
Minority interest	-	-	-	-
Accumulated dividends to Series Z preferred shareholders	(480)	-	-	(480)
Net assets	$169,571,729	$169,815,259	$(169,815,259)	$169,571,729

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations

Three Months Ended March 31, 2009

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$-	$4,390,033	$-	$4,390,033
Controlled companies	-	312,978	-	312,978
Other affiliates	-	1,046,126	-	1,046,126
Other income:
Other affiliates	-	9,111	-	9,111
Total interest and related investment income	-	5,758,248	-	5,758,248

Operating expenses
Management and advisory fees	-	1,696,797	-	1,696,797
Amortization of deferred debt issuance costs	-	108,564	-	108,564
Interest expense	-	100,439	-	100,439
Commitment fees	-	53,715	-	53,715
Legal fees, professional fees and due diligence expenses	35,498	13,805	-	49,303
Director fees	15,530	30,720	-	46,250
Insurance expense	8,428	16,856	-	25,284
Custody fees	875	23,632	-	24,507
Other operating expenses	1,135	148,345	-	149,480
Total expenses	61,466	2,192,873	-	2,254,339

Net investment income	(61,466)	3,565,375	-	3,503,909

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	-	(5,585,940)	-	(5,585,940)
Investments in affiliated issuers	-	(4,128,345)	-	(4,128,345)
Foreign currency transactions	-	74,692	-	74,692
Net realized loss	-	(9,639,593)	-	(9,639,593)

Net change in net unrealized appreciation/depreciation on:
Investments	(26,111,918)	(19,511,049)	26,111,918	(19,511,049)
Foreign currency	-	(80,442)	-	(80,442)
Net change in unrealized appreciation/depreciation	(26,111,918)	(19,591,491)	26,111,918	(19,591,491)
Net realized and unrealized loss	(26,111,918)	(29,231,084)	26,111,918	(29,231,084)

Net change in undistributed earnings of minority interestholder	-	-	-	-
Dividends paid on Series A preferred equity facility	-	(1,217,018)	-	(1,217,018)
Net change in accumulated dividends on Series A preferred
equity facility	-	770,809	-	770,809
Net change in reserve for dividends to Series Z preferred
shareholders	(464)	-	-	(464)

Net decrease in net assets resulting from operations	$(26,173,848)	$(26,111,918)	$26,111,918	$(26,173,848)